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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated March 16, 2001 included in this Form 10-K, into the Company's previously filed registration statements File Nos. 333-59019, 333-71827, 333-72383, 333-85013 and 333-96075.



 /s/ Arthur Andersen LLP
- ------------------------
Arthur Andersen LLP


Denver, Colorado
  April 2, 2001